THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PGIM Balanced Fund

PRUDENTIAL INVESTMENT PORTFOLIOS 3

PGIM Strategic Bond Fund

PRUDENTIAL INVESTMENT PORTFOLIOS 9

PGIM Absolute Return Bond Fund

PRUDENTIAL INVESTMENT PORTFOLIOS, INC 17

PGIM Total Return Bond Fund

PGIM ESG Total Return Bond Fund

PGIM Short Duration Multi-Sector Bond Fund

PGIM ESG Short Duration Multi-Sector Bond Fund

PGIM ETF TRUST

PGIM Total Return Bond ETF

THE TARGET PORTFOLIO TRUST

PGIM Core Bond Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated January 11, 2023
to each Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with each Fund's Summary Prospectus, Prospectus and Statement of Additional Information (SAI), as applicable, and retain it for future reference.

Mr. Michael Collins has announced his intention to retire from each Fund’s portfolio management team in April 2024.

To reflect this change, each Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows effective immediately:

1.

The tables in (i) the section of the Summary Prospectus and Prospectus entitled “Management of the Fund”; (ii) the section of the SAI entitled “Management & Advisory Arrangements - The Fund’s Portfolio Managers: Information About Other Accounts Managed”; and (iii) the section of the SAI entitled “Management & Advisory Arrangements - The Fund’s Portfolio Managers: Personal Investments and Financial Interests,” are hereby revised by adding the following footnote with respect to Mr. Collins:

“*Mr. Collins has announced his intention to retire in April 2024.”

LR1424